UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

HeartSciences Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This filing contains certain communications made in connection with the Proposed Transaction (as defined below) including a press release published by Fortitude Mining Holdings, Inc. (“Fortitude”).

Fortitude, a vertically-integrated digital asset mining platform anchored in Zcash, and HeartSciences Inc. (“HeartSciences”) (Nasdaq: HSCS), an AI-powered medical technology company, have entered into a definitive merger agreement to combine in an all-stock transaction (the “Proposed Transaction”). The following is important information that should be read together with communications included herein.

Additional Information About the Proposed Transaction and Where to Find It

Communications related to each of Fortitude and HeartSciences, their respective businesses and the Proposed Transaction may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, on September 18, 2026, HeartSciences filed an amended preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) and may file additional relevant materials with the SEC from time to time. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. COMMUNICATIONS THAT DO NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS ARE NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The Preliminary Proxy Statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Cautionary Note Regarding Forward-Looking Information

Communications may contain forward-looking statements concerning HeartSciences, Fortitude and the Proposed Transaction and other matters. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “design,” “plan,” “could,” “may,” “will,” “would,” “believe,” “estimate,” “forecast,” “goal,” “project,” “potential,” “target,” “objective,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, express or implied statements relating to Fortitude and its plans and expectations concerning mining equipment purchases, draws on the DCG Credit Facility (as defined below), future funding from Digital Currency Group, Inc., the parent company of Fortitude (“DCG”), sales of ZEC into the market and the expectation that the previously announced proposed business combination with HeartSciences (the “Proposed Transaction”) will bring Fortitude to the public markets. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of such communication and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to diﬀer materially from those expressed or implied by such statements, which may include, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences shareholders; market, macroeconomic, or other conditions that could adversely aﬀect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to diﬀer materially from those expressed or implied by the forward-looking statements in such communications are discussed in the Preliminary Proxy Statement filed by HeartSciences with the SEC in connection with the Proposed Transaction, HeartSciences’ 2026 Annual Report on Form 10-K, filed with the SEC on July 23, 2026, HeartSciences’ Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026, filed with the SEC on September 14, 2026, and other HeartSciences’ reports filed with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Any forward-looking statements made in such communications are made as of the date of the communication.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of DCG may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the Preliminary Proxy Statement and other materials that have been or may be filed with the SEC in connection with the Proposed Transaction.

In the ordinary course of business, Fortitude currently sells or otherwise monetizes all the digital assets that it mines, including ZEC. In addition, Fortitude and its affiliates and subsidiaries, including DCG, from time to time sell, pledge or otherwise monetize their digital asset holdings, including ZEC. The funds received from such sales, pledges, or other monetization activities are used to fund operating expenses and capital investments, as well as for other purposes, including to hedge exposures and realize investment gains.

Fortitude Announces Amendment to Existing DCG Credit Facility, Increasing Commitment by $24 Million and Providing for Future Funding in ZEC

Approximately $31 million of remaining availability is expected to be funded by DCG in ZEC, which Fortitude expects to sell to fund Zcash mining machine purchases, mining facility acquisitions, greenfield construction and infrastructure expansion, as Fortitude advances towards its proposed business combination with HeartSciences

FAIRPORT, N.Y.--(BUSINESS WIRE)-- Fortitude Mining Holdings, Inc. (“Fortitude”), a vertically-integrated digital asset mining platform anchored in Zcash, today announced its subsidiary Fortitude Mining, LLC’s entry into an amendment to upsize its existing credit facility with Digital Currency Group, Inc. (“DCG”), Fortitude’s parent company (such existing credit facility, the “Original DCG Credit Facility” and as amended, the “DCG Credit Facility”). The amendment is intended to support Fortitude’s growth plans by increasing the aggregate commitment from $26 million to $50 million. Together with the approximately $7 million remaining under the initial commitment, Fortitude now has approximately $31 million of remaining borrowing capacity, subject to the terms of the DCG Credit Facility.

The increased capital capacity is expected to support Fortitude’s strategy of building a diversified venture mining platform anchored in Zcash, with a focus on disciplined, opportunistic investments across the Zcash ecosystem. Fortitude intends to deploy borrowings under the DCG Credit Facility toward Zcash mining machine purchases, mining facility acquisitions, greenfield construction and infrastructure expansion as it continues to scale its operations and build the infrastructure it sees as necessary to support long-term growth.

Remaining Commitment Expected to be Funded in ZEC

The amendment also provides DCG the option to fund future loans in ZEC rather than cash, with such ZEC loans to be denominated and repayable in U.S. dollars (valued at the time of transfer pursuant to the terms of the DCG Credit Facility). Fortitude currently expects that the remaining approximately $31 million of commitment will be funded in ZEC rather than U.S. dollars.

Fortitude intends to liquidate all ZEC received from DCG under the DCG Credit Facility through one or more market transactions. The approximately $7 million remaining under the initial commitment is anticipated to be drawn before the end of September 2026 and funded in ZEC, which Fortitude would plan to liquidate through one or more market transactions to fund payments owed in relation to Fortitude’s previously announced 9,000 unit Zcash machine orders. In addition to the upsized commitment under the DCG Credit Facility, DCG may also provide additional funding to Fortitude in the form of ZEC to support additional capital requirements associated with Fortitude’s operations and growth initiatives through FY 2027, which Fortitude would also plan to liquidate in order to use the proceeds for such purposes. The Original DCG Credit Facility was entered into on June 1, 2026 and permits borrowings for up to 18 months from that date. The DCG Credit Facility is secured by a first-priority lien on certain equipment and (if elected by DCG) real property acquired with loan proceeds and related collateral and includes mandatory prepayment provisions and customary restrictive covenants. Except as amended, the remaining terms of the DCG Credit Facility remain in effect.

Advancing Toward the Public Markets

Fortitude continues to advance its previously announced proposed business combination with HeartSciences Inc. (“HeartSciences”). Upon completion of the transaction, Fortitude is expected to become a publicly traded company, which is intended to provide Fortitude with access to the public markets as it continues to scale its Zcash mining operations and expand its power and infrastructure platform.

The proposed business combination is expected to support Fortitude’s strategy of building a diversified venture mining platform anchored in Zcash, with a focus on high-conviction Proof-of-Work networks, and the infrastructure required to support Fortitude’s growth.

About Fortitude

Fortitude, currently wholly-owned by DCG, is an institutional-scale, vertically integrated venture mining platform operating across the Proof-of-Work ecosystem and anchored in Zcash. Fortitude pairs self-mining operations with an owned data center footprint, a diversified power portfolio backed by competitive long-term contracts, and disciplined capital allocation to identify and scale high-conviction opportunities in emerging Proof-of-Work ecosystems, beginning with its leadership position in the Zcash network. Fortitude is led by an experienced team of operators, capital markets professionals, and digital asset specialists with a track record of identifying and scaling high-conviction opportunities and building privacy-preserving digital asset infrastructure.

For more information, visit www.fortitudemining.com and follow Fortitude on X at @FortitudeCrypto.

In the ordinary course of business, Fortitude currently sells or otherwise monetizes all the digital assets that it mines, including ZEC. In addition, Fortitude and its affiliates and subsidiaries, including DCG, from time to time sell, pledge or otherwise monetize their digital asset holdings, including ZEC. The funds received from such sales, pledges, or other monetization activities are used to fund operating expenses and capital investments, as well as for other purposes, including to hedge exposures and realize investment gains.

Cautionary Note Regarding Forward-Looking Information

This press release contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “design,” “plan,” “will,” “would,” “believe,” “estimate,” “goal,” "intend," and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, express or implied statements relating to Fortitude and its plans and expectations concerning mining equipment purchases, draws on the DCG Credit Facility, future funding from DCG, sales of ZEC into the market and the expectation that the previously announced proposed business combination with HeartSciences (the “Proposed Transaction”) will bring Fortitude to the public markets. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to diﬀer materially from those expressed or implied by such statements, including, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences shareholders; market, macroeconomic, or other conditions that could adversely aﬀect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to diﬀer materially from those expressed or implied by the forward-looking statements in this press release are discussed in the amended preliminary proxy statement on Schedule 14A, filed by HeartSciences with the U.S. Securities and Exchange Commission (“SEC”) on September 18, 2026, in connection with the Proposed Transaction, HeartSciences’ 2026 Annual Report on Form 10-K, filed with the SEC on July 23, 2026, HeartSciences’ Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026, filed with the SEC on September 14, 2026, and other HeartSciences’ reports filed with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. All forward-looking statements are made as of the date of this press release.

Additional Information About the Proposed Transaction and Where to Find It

This press release may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, on September 18, 2026 HeartSciences filed an amended preliminary proxy statement on Schedule 14A and may file additional relevant materials with the SEC from time to time. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS AND IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of Digital Currency Group, Inc. may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials that have been or may be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Contacts

Investor Relations and Media Contact:

ICR
Phone: 917-375-9457
Email: IR@fortitudemining.com

4